Travel accounts payable	12 Months Ended
Dec. 31, 2022
Payables and Accruals [Abstract]
Travel accounts payable	Travel accounts payable
Travel accounts payable consist of the following:

	As of December 31, 2022	As of December 31, 2021
Hotels and other travel providers (1)	$200,006	$172,393
Canceled reservations pending payment to travelers(2)	51,350	71,301
Airlines	36,070	19,836
Total travel accounts payable	$287,426	$263,530
(1)Includes $198,680 and $142,898 as of December 31, 2022 and 2021, respectively, for deferred merchant bookings which will be due after the traveler has checked out.
(2)Relates to refund vouchers issued to travelers due to canceled reservations as a result of the COVID-19 pandemic. Vouchers are eligible for use for their stated amount at any time after issuance and until one year after the World Health Organization declares the end of the pandemic.